                     ASSIGNMENT OF LIMITED PARTNERSHIP UNITS
                                       OF
                    SCOTTSDALE LAND TRUST LIMITED PARTNERSHIP
                        PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 22, 1996
                                       OF
                             SV FAIRFIELD II, L.L.C.



                                    No. of Units     Purchase Price      No. of Units      Total Purchase Price
                                       Owned           Per Unit            Tendered(1)     if all Units Tendered









(Please indicate changes or corrections to the name and address printed above)
-------------------------------------------------------------------------------
        THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT
        12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, DECEMBER 20, 1996,
                          UNLESS THE OFFER IS EXTENDED
-------------------------------------------------------------------------------

         Unitholders desiring to tender their Units should complete and sign this Assignment of Limited Partnership Units, and forward it to the Information Agent/Depositary at the address or facsimile number set forth in the Instructions AND DELIVER ANY AND ALL ASSIGNEE'S CERTIFICATES EVIDENCING OWNERSHIP OF THE UNITS TENDERED (THE "CERTIFICATES") AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE INFORMATION AGENT/DEPOSITARY AT THE ADDRESS SET FORTH IN THE INSTRUCTIONS. The Instructions for completing this Assignment of Limited Partnership Units are included herein, along with a pre-addressed envelope to the Information Agent/Depositary.

         DELIVERY OF THIS ASSIGNMENT OF LIMITED PARTNERSHIP UNITS OR ANY OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN THE ONE SET FORTH IN THE INSTRUCTIONS, OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH IN THE INSTRUCTIONS DOES NOT CONSTITUTE VALID DELIVERY.

         PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS.

         CAPITALIZED TERMS USED HEREIN AND NOT DEFINED SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE SV FAIRFIELD II, L.L.C. OFFER TO PURCHASE FOR CASH UP TO 22,500 ASSIGNED LIMITED PARTNERSHIP INTERESTS IN SCOTTSDALE LAND TRUST LIMITED PARTNERSHIP DATED NOVEMBER 22, 1996, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "OFFER TO PURCHASE").


--------
1 Subject to Partnership transfer limitations.

Ladies and Gentlemen:

         The undersigned hereby tenders to SV Fairfield II, L.L.C., a Connecticut limited liability company (the "Purchaser"), the number of the undersigned's units of assigned limited partnership interests specified above (the "Units"), together with the Certificates evidencing ownership of the Units tendered hereby, and all right, title and interest associated therewith, in Scottsdale Land Trust Limited Partnership, a Delaware limited partnership (the "Partnership"), at a price of $400 per Unit, net to the seller in cash, less the amount of distributions per Unit, if any, made by the Partnership from and including November 22, 1996 through and including the Expiration Date, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Assignment of Limited Partnership Units (which, together with any supplements or amendments, collectively constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering Unitholders to receive payment for Units validly tendered and accepted for payment pursuant to the Offer.

         Subject to and effective upon acceptance for payment of and payment for the Units tendered hereby, the undersigned hereby sells, assigns, and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Units tendered hereby (including the related Certificates), including, without limitation, all rights in, and claims to, all distributions made by the Partnership after the Expiration Date in respect of the Units tendered by such Unitholder, regardless of the fact that the record date for any such distribution may be a date prior to the Expiration Date; provided, that if proration of tendered Units is required as described in Section 1 of the Offer to Purchase, this Assignment of Limited Partnership Units shall be effective to transfer to the Purchaser only that number of the undersigned's Units as is accepted for payment and thereby purchased by the Purchaser. The Purchaser will seek to be recognized by the Partnership as a Unitholder upon consummation of the Offer.

         The undersigned Unitholder irrevocably appoints the Purchaser, SCG Investors II, L.L.C. ("SCG"), a Connecticut limited liability company which serves as the managing member of the Purchaser, and Barry S. Sternlicht ("Sternlicht") who is the managing member of SCG, and their designees, as the proxies and attorneys-in-fact of the undersigned, each with full power of substitution, to exercise all voting and other rights with respect to the Units tendered by the undersigned and accepted for payment by the Purchaser, including, without limitation, to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units and as a Unitholder of the Partnership, all in accordance with the terms of the Offer. Such proxy and power of attorney shall be considered coupled with an interest in the tendered Units and are irrevocable. When the Units tendered hereby are accepted for payment pursuant to the Offer, all prior proxies and powers given by the undersigned with respect to the Units will, without further action, be revoked, and no subsequent proxies or powers may be given (and if given will not be effective). The Purchaser, SCG, Sternlicht and their designees will, with respect to the Units, be empowered to exercise all voting and other rights of the undersigned, including, without limitation, the right to direct the initial limited partner of the Partnership (the "Initial Limited Partner") to vote the limited partnership interests relating to such Units as they, in their sole discretion, may deem proper, at any meeting of the Partnership's Unitholders or Limited Partners, by written consent or otherwise. The Purchaser reserves the right to require that, in order for the Units to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of the Units, the Purchaser, SCG, Sternlicht and their designees must be able to exercise all voting and other rights of the undersigned, including, without limitation, the right to direct the Initial Limited Partner to vote the limited partnership interests relating to such Units as they, in their sole discretion, may deem proper, at any meeting of the Partnership's Unitholders or Limited Partners, by written consent or otherwise. The foregoing proxy and power may be exercised by the Purchaser or any of the other persons referred to above acting alone.

         In addition to and without limiting the generality of the foregoing, the undersigned Unitholder hereby irrevocably constitutes and appoints the Purchaser, SCG, Sternlicht and their designees as the Unitholder's attorneys-in-fact, each with full power of substitution, to the full extent of the Unitholder's rights with respect to the Units tendered by the Unitholder and accepted for payment by the Purchaser. Such appointment will be effective when, and only to the extent that, the Purchaser accepts the tendered Units for payment. Upon such acceptance for payment, all prior powers of attorney granted by the Unitholder with respect to such Units will, without further action, be revoked, and no subsequent powers of attorney may be granted (and if granted will not be effective). Pursuant to such appointment as attorneys-in-fact, the Purchaser, SCG, Sternlicht and their designees each will have the power, among other things, (i) to seek to transfer ownership of such Units on the Partnership books maintained by the General Partner (and execute and deliver any accompanying evidences of transfer and authenticity any of them may deem necessary or appropriate in connection therewith), (ii) if the Units are held in an IRA, pension or similar account, to contact the Unitholder's custodian(s) and/or trustee(s) and direct them to facilitate the transfer of the Units from such account of the Unitholder to the Purchaser, (iii) upon receipt by the Information Agent/Depositary (as the tendering Unitholder's agent) of the Purchase Price, to become a registered owner of Units, to receive any and all distributions made by the Partnership after the Expiration Date, and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units in accordance with the terms of the Offer, (iv) to execute and deliver to the General Partner a change of address form instructing the General Partner to send any and all future distributions to which the Purchaser is entitled pursuant to the terms of the Offer in respect of tendered Units to the address specified in such form, and (v) to endorse any check payable to or upon the order of a tendering Unitholder representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case on behalf of the tendering Unitholder. This Assignment of Limited Partnership Units shall also serve as a Letter of Authorization directing the Unitholder's custodian(s) and/or trustee(s) to sign any documents necessary to facilitate the transfer of Units being assigned hereby as directed by the herein named attorneys-in-fact.

         The undersigned Unitholder hereby represents and warrants for the benefit of the Partnership and the Purchaser that the undersigned owns the Units tendered hereby within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby and that when the same are accepted for payment by the Purchaser, (i) the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, (ii) such Units will not be subject to any adverse claims and that the transfer and assignment contemplated herein are in compliance with all applicable laws and regulations, and (iii) that the Purchaser will have the right to execute on the Unitholder's behalf any applications for transfer and any distribution allocation agreements required by the National Association of Securities Dealers, Inc. Notice to Members to give effect to the transfer and assignment contemplated herein. The undersigned further represents and warrants that the undersigned is a "United States person," as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or if the undersigned is not a United States person, the undersigned does not own beneficially or of record more than 5 per cent of the outstanding Units. Upon request, the undersigned will execute and deliver any additional documents deemed by the Information Agent/Depositary or the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of Units tendered hereby and otherwise in order to complete the transactions, and transfers of record ownership contemplated herein.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. The representations, warranties, covenants and agreements contained herein shall survive the transfer of the Units made hereby and the payment of the consideration therefor. If the Unitholder is more than one person, then and in such event, the obligations of the Unitholder hereunder shall be joint and several and the representations, warranties, and covenants herein contained shall be deemed to be made by and binding upon each such person and his heirs, executors, administrators, successors and assigns.

         The undersigned hereby acknowledges that: (i) if more than 22,500 Units are validly tendered prior to or on the Expiration Date and not properly withdrawn, the Purchaser will, upon the terms of the Offer to Purchase, accept for payment from among those Units tendered prior to or on the Expiration Date 22,500 Units on a pro rata basis, with adjustments to avoid purchase of certain fractional Units, based upon the number of Units validly tendered prior to the Expiration Date and not withdrawn; (ii) a Unitholder may tender any or all of the Units owned by that Unitholder; provided, however, that tenders of fractional Units will not be permitted, except by a Unitholder who is tendering all of the Units owned by that Unitholder, and provided further that, unless otherwise permitted by the Partnership Agreement, no Unitholder, who will continue as a Unitholder, will be permitted to tender any number of Units which will result in the Unitholder holding fewer than 10 Units following the tender;
(iii) no alternative, conditional or contingent tenders will be accepted; (iv) the Purchaser reserves the absolute right to extend the Offer and, subject to the right of Unitholders to withdraw Units until the Expiration Date, retain the Units that have been tendered during the period or periods for which the Offer is extended; (v) the Purchaser reserves the absolute right to reject any or all tenders of any particular Units; (vi) the Purchaser reserves the absolute right to waive or amend any of the conditions of the Offer that it is legally permitted to waive or amend; (vii) the Purchaser's interpretation of the terms and conditions of the Offer shall be final and binding; and (viii) the General Partner of the Partnership has recommended that the Units not be traded.

         The undersigned understands that a tender of Units pursuant to the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Except as stated in the Offer to Purchase, this tender is irrevocable, provided Units tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless already accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after January 20, 1997.

         Upon acceptance of Units by the Purchaser, the Purchaser hereby accepts and adopts each and every provision of the Partnership Agreement of the Partnership and agrees to be bound thereby. The Purchaser acknowledges (i) that the General Partner of the Partnership has recommended that the Units not be traded and (ii) that the General Partner of the Partnership may indicate that
(a) the Units are not traded on an "established securities market" or "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code, (b) the Units are subject to certain restrictions on transferability and resale and may not be transferred or resold, except as permitted under the Partnership Agreement of the Partnership and applicable federal and state securities laws and, therefore, the Purchaser may be required to hold the Units for an indefinite period of time, and/or (c) the pattern of distributions of the Partnership in respect of the Units is expected to be irregular. The Purchaser further constitutes and appoints the General Partner of the Partnership, with full power of substitution, its true and lawful attorney-in-fact, for it and in its name, place and stead, to make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments which may be considered necessary or desirable by the General Partner of the Partnership to carry out fully the provisions of the Partnership Agreement, including, without limitation, an amendment or amendments to the Partnership Agreement or Certificate of Limited Partnership of the Partnership for the purpose of admitting the Purchaser as a Unitholder of the Partnership.

         The Purchaser hereby represents and warrants to the Partnership and the Unitholder that: (i) the Purchaser has the full right, power and authority to execute this Assignment of Limited Partnership Units; (ii) the Purchaser has no need for liquidity with respect to its investment in the Units; and (iii) the Purchaser has a net worth (excluding from the computation thereof homes, home furnishings, and personal automobiles) of in excess of $300,000.

         The Unitholder agrees to indemnify and hold the Purchaser and the Partnership harmless from and against, and to reimburse the Purchaser and/or the Partnership on demand for, any damage, loss, cost, or expense (including attorneys' fees and costs of investigation incurred in defending against and/or settling such damage, loss, cost or expense) reasonably incurred by the Purchaser and/or the Partnership arising out of or in connection with any misrepresentations, breach of warranty, or failure to perform or violation of any agreement or covenant on the part of the Unitholder under this Assignment of Limited Partnership Units.

===============================================================================
                         SIGNATURE BOX (ALL UNITHOLDERS)
                    (See Instructions 2,3 and 4 as necessary)
-------------------------------------------------------------------------------

Please sign your name below. For joint owners, each joint owner must sign. (See Instruction 2).

The signatory hereto hereby tenders to the Purchaser the number of Units indicated below pursuant to the terms of the Offer and certifies under penalties of perjury the statements in Box A, Box B, and, if applicable, Box C.

X_____________________________________  X______________________________________
              (Signature)                           (Signature)

Tax I.D. Number X ____________________

Name and Capacity (If other than individuals)_______________________________ Title) ______________________________

Address (fiduciaries Only):____________________________________________________
                                 (city)      (state)              (zip)

Area Code and Telephone No. (   )_________________  (     )____________________
                                    (Day)                       (Evenings)


____________________________________________________
             for SV Fairfield II, L.L.C.



                        Signature Guarantee (If Required)
                               (See Instruction 2)

Name and Address of Eligible Institution_______________________________________
_______________________________________________________________________________
_______________________________________________________________________________

Authorized Signature__________________________  Title__________________________

Name___________________________________________  Date____________________, 1996
===============================================================================

                            FOR INFORMATION CONTACT:

                             THE HERMAN GROUP, INC.
                             2121 San Jacinto Street
                                   26th Floor
                            Dallas, Texas 75201-9821

                            Telephone: (800) 992-6211

                            Facsimile: (214) 999-9323
                                       or
                                 (214) 999-9348

(If tendering by facsimile, please transmit both the front and back of the Assignment of Limited Partnership Units AND the Tax Certification Page.)

BEFORE RETURNING THIS ASSIGNMENT OF LIMITED PARTNERSHIP UNITS, PLEASE REFER TO THE ACCOMPANYING INSTRUCTIONS.

              STATEMENT OF DESTROYED, LOST OR STOLEN CERTIFICATE(S)
                      (IF REQUIRED - SEE INSTRUCTION NO. 8)
           TO BE COMPLETED ONLY IF YOU CANNOT LOCATE YOUR CERTIFICATES

NAME & ADDRESS __________________________________________________

CITY/STATE/ZIP __________________________________________________

NUMBER OF UNITS OWNED _________

The undersigned person(s) hereby represents, warrants, acknowledges and agrees under penalties of perjury as follows:

         I am the lawful owner of Certificate(s) representing the number of Units referred to above. The Certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned, or otherwise disposed of. I have made a diligent search for the Certificate(s) and have been unable to find it, and make this Statement to the Purchaser, the Partnership and the general partner thereof for the purpose of inducing the acceptance of tender of the Certificate(s) without surrender of the Certificate(s), and hereby agree to surrender the Certificate(s) for cancellation should I at any time find the Certificate(s). I, in consideration of the proceeds of tendering the Units and the Certificate(s), agree to completely indemnify, protect and save harmless the Purchaser, the Partnership, the general partner thereof, the Information Agent/Depositary, and each of their respective agents and affiliates, and any other party to the transaction (collectively, the "Obligees"), from and against all loss, costs and damages, including, without limitation, court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the Certificate(s), and the distribution of the proceeds of the Certificate(s). The rights accruing to the Obligees under the preceding sentences shall not be limited by the negligence, inadvertence, accident, oversight or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred.

Signed and delivered this __________ day of _______________, 1996.

X __________________________________________
X __________________________________________
         Signature(s) of Unitholder(s)

(Must be signed by registered Unitholder(s) exactly as name(s) appear(s) in the Certificate(s) or in the Partnership's records. If signature is by an officer of a corporation, attorney-in-fact, agent, executor, administrator, trustee, guardian or other person(s) acting in fiduciary or representative capacity, please complete the line captioned "Capacity (Full Title)" and see Instruction 2.)

Date: ________________________

In addition to signing your name(s) above, PLEASE PRINT YOUR NAME(S) in the following space:
____________________________________

Capacity (Full Title): ____________________________________________

                               TAX CERTIFICATIONS

===============================================================================
                                      BOX A
                               SUBSTITUTE FORM W-9
                           (See Instruction 4 - Box A)
-------------------------------------------------------------------------------
The person signing this Assignment of Limited Partnership Units hereby certifies to the Purchaser the following under penalties of perjury:

         (i) The TIN provided in the Signature Box on the Assignment of Limited Partnership Units is the correct TIN of the Unitholder, or if this box [ ] is checked, the Unitholder has applied for a TIN. If the Unitholder has applied for a TIN, a TIN has not been issued to the Unitholder, and either: (a) the Unitholder has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the Unitholder intends to mail or deliver an application in the near future (it being understood that if the Unitholder does not provide a TIN to the Purchaser 31% of all reportable payments made to the Unitholder will be withheld until a TIN is provided to the Purchaser); and

         (ii) Unless this box [ ] is checked, the Unitholder is not subject to Backup Withholding either because the Unitholder: (a) is exempt from Backup Withholding, (b) has not been notified by the IRS that the Unitholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) has been notified by the IRS that such Unitholder is no longer subject to Backup Withholding.

         Note: Place an "X" in the box in (ii) if you are unable to certify that the Unitholder is not subject to Backup Withholding.

===============================================================================

===============================================================================
                                      BOX B
                                FIRPTA AFFIDAVIT
                           (See Instruction 4 - Box B)
-------------------------------------------------------------------------------
Under Section 144(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445-IIT(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the Unitholder's interest in the Partnership, the person signing this Assignment of Limited Partnership Units hereby certifies the following under penalties of perjury:

(i) Unless this box [ ] is checked, the Unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and income Tax Regulations): (ii) the Unitholder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as provided (or corrected) in this Assignment of Limited Partnership Units; and (iii) the Unitholder's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the front of this Assignment of Limited Partnership Units. If a corporation, the jurisdiction of incorporation is ______________________________.

         The person signing this Assignment of Limited Partnership Units understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.
===============================================================================

===============================================================================
                                      BOX C
                               SUBSTITUTE FORM W-8
                           (See Instruction 4 - Box C)
-------------------------------------------------------------------------------
By checking this box [ ], the person signing this Assignment of Limited Partnership Units hereby certifies under penalties of perjury that the Unitholder is an "exempt foreign person" for purposes of the Backup Withholding rules under the U.S. federal income tax laws, because the Unitholder:

         (a) Is a nonresident alien individual or a foreign corporation, partnership, estate or trust;

         (b) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year; and

         (c) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains for transactions with a broker or barter exchange.

===============================================================================

               PLEASE REFER TO ATTACHED INSTRUCTIONS ON BACK PAGE

                                  INSTRUCTIONS
              Forming Part of the Terms and Conditions of the Offer

1. DELIVERY OF ASSIGNMENT OF LIMITED PARTNERSHIP UNITS AND CERTIFICATES. For convenience in responding to the Offer, a pre-addressed, postage-paid envelope has been enclosed with the Offer to Purchase. However, to ensure receipt of the Assignment of Limited Partnership Units and Certificates, it is suggested that you use overnight courier delivery or, if the Assignment of Limited Partnership Units and Certificates are to be delivered by United Sates mail, that you use certified or registered mail, return receipt requested.

         To be effective, a duly completed and signed Assignment of Limited Partnership Units (or facsimile thereof), along with ANY AND ALL CERTIFICATES, any required signature guarantees and any other required documents must be received by the Information Agent/Depository at the address (or facsimile number) set forth below before the Expiration Date, Midnight, New York City Time on Friday, December 20, 1996, unless extended. Assignments of Limited Partnership Units which have been duly executed, but where no indication is marked in the "No. of Units Tendered" column, shall be deemed to have tendered all Units pursuant to the Offer.

                  By mail or                          THE HERMAN GROUP, INC.
                  Hand Delivery                       2121 San Jacinto Street
                                                      26th Floor
                                                      Dallas, Texas 75201-9821

                  By Facsimile:                       (214) 999-9323
                                                               or
                                                      (214) 999-9348

                  For Additional Information Call:    (800) 992-6211

         THE METHOD OF DELIVERY OF THE ASSIGNMENT OF LIMITED PARTNERSHIP UNITS, THE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING UNITHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT/DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

2.       SIGNATURE REQUIREMENTS.

         INDIVIDUAL AND JOINT OWNERS. After carefully reading and completing the Assignment of Limited Partnership Units, in order to tender Units, Unitholders must sign at the "X" in the SIGNATURE BOX of the Assignment of Limited Partnership Units. The signature(s) must correspond exactly with the name printed (or corrected) on the front of the Assignment of Limited Partnership Units without any change whatsoever. If any Units are registered in the names of two or more joint holders, all such holders must sign the Assignment of Limited Partnership Units. If the Assignment of Limited Partnership Units is signed by the registered holder of the Units and the payment is to be made directly to that holder at its address on the Assignment of Limited Partnership Units, then no signature guarantee is required on the Assignment of Limited Partnership Units. However, in all other cases, all signatures on the Assignment of Limited Partnership Units must be guaranteed by an Eligible Institution.

         Similarly, if Units are held in an account of a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, each an Eligible Institution, no signature guarantee is required.

         TRUSTEES, CORPORATIONS AND FIDUCIARIES. Trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partner of a partnership or other persons acting in a fiduciary or representative capacity must sign at the "X" in the SIGNATURE BOX and have their signatures guaranteed by an Eligible Institution, by completing the Signature Guarantee set forth in the SIGNATURE BOX of the Assignment of Limited Partnership Units and must submit proper evidence satisfactory to the Purchaser of their authority to so act. (See Instruction 3 herein).

3. DOCUMENTATION REQUIREMENTS. In addition to information required to be completed on the Assignment of Limited Partnership Units, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to those listed below. Questions on documentation should be directed to The Herman Group, Inc. at (800) 992-6211. Project Administration Department.

         DECEASED OWNER (JOINT TENANT)      -        Certified Copy of Death Certificate.

         DECEASED OWNER (OTHERS)            -        Certified Copy of Death Certificate.  (See also
                                                     Executor/Administrator/Guardian below).

         EXECUTOR/ADMINISTRATOR/GUARDIAN-            (d)      Certified Copies of Court Appointment Documents
                                                              for Executor or Administrator dated within 60 days;
                                                              and

                                                     (e)      a copy of applicable provisions of the Will (Title
                                                              Page, Executor(s) powers, asset distribution); OR

                                                     (f)      Certified copy of Estate distribution documents.

         ATTORNEY-IN-FACT                   -       Current Power of Attorney.

         CORPORATIONS/PARTNERSHIPS          -       Certified copy of Corporate Resolution(s), (with raised
                                                    corporate seal), or other evidence of authority to act.
                                                    Partnerships should furnish copy of Partnership
                                                    Agreement.

         TRUST/PENSION PLANS                -        Copy of cover page of the Trust or Pension Plan, along with copy of the section(s) setting forth names and powers of
                                                     Trustee(s) and any amendments to such sections or
                                                     appointment of Successor Trustee(s).

4. TAX CERTIFICATIONS. Unitholders tendering Units to the Purchaser pursuant to the Offer must furnish the purchaser with his, her or its Taxpayer Identification Number ("TIN") in the SIGNATURE BOX and certify under penalties of perjury, the representations in Boxes A, B and, if applicable, Box C.

         U.S. PERSONS. A Unitholder who or which is a United States citizen OR a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "U.S. Persons") as those terms are defined in the Internal Revenue Code and Income Tax Regulations, should follow the instructions below with respect to certifying Boxes A and B (on the reverse side of the Assignment of Limited Partnership Units).

         BOX A - SUBSTITUTE FORM W-9. Part (i), Taxpayer Identification Number - The persons signing this Assignment of Limited Partnership Units must provide to the Purchaser in the blank provided for that purpose in the SIGNATURE BOX of the Assignment of Limited Partnership Units, the Unitholder's correct TIN and certify its correctness as provided in the SIGNATURE BOX, under penalties of perjury. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service ("IRS"), in addition to the Unitholder's being subject to Backup Withholding. Part (ii), Backup Withholding - in order to avoid 31% federal income tax Backup Withholding, the person signing this Assignment of Limited Partnership Units must certify, under penalties of perjury, that such Unitholder is not subject to Backup Withholding. Certain Unitholders (including, among others, all Corporations and certain exempt non-profit organizations) are not subject to Backup Withholding. Backup Withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. DO NOT CHECK THE BOX IN BOX A, PART (ii), UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

         When Determining the TIN to Be Furnished, Please Refer to the Following Note as a Guideline:

         Individual Accounts should reflect their own TIN. Joint Accounts should reflect the TIN of the person whose name appears first. Trust Accounts should reflect the TIN assigned to the Trust. IRA custodial accounts should reflect the TIN of the custodian (not necessary to obtain). Custodial accounts for the benefit of minors should reflect the TIN of the minor. Corporations or other business entities should reflect the TIN assigned to that entity.

         BOX B - FIRPTA AFFIDAVIT - Section 1445 of the Internal Revenue Code requires that Unitholders transferring interests in partnerships with real estate assets meeting certain criteria, certify under penalty of perjury, the representations made in Box B, or be subject to withholding of tax equal to 10% of the Purchase Price for Units purchased. Tax withheld under Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. Note(s): Box B, Part(i) should be checked only if the Unitholder is NOT a U.S. Person, as described therein. Corporations should insert the jurisdiction of incorporation in the blank in Part (i).

         BOX C - FOREIGN PERSONS - In order for a Unitholder, who is a Foreign Persons (i.e., not a U.S. Person as defined above) to qualify as exempt from 31% Backup Withholding, the person signing this must certify, under penalties of perjury, the statement in Box C attesting to the Foreign Unitholder's status by checking the box preceding such statement. UNLESS THE BOX IS CHECKED, SUCH FOREIGN UNITHOLDER WILL BE SUBJECT TO 31% WITHHOLDING OF TAX UNDER SECTION 1445 OF THE CODE.

5. VALIDITY OF ASSIGNMENT OF LIMITED PARTNERSHIP UNITS. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of an Assignment of Limited Partnership Units will be determined by the Purchaser and such determination will be final and binding. The Assignment of Limited Partnership Units will not be valid until any irregularities have been cured or waived. Neither the Purchaser nor The Herman Group, Inc. is under any duty to give notification of defects in an Assignment of Limited Partnership Units and neither will incur liability for failure to give such notification.

6. CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted.

7. ASSIGNEE STATUS. Assignees of Unitholders must provide documentation to the Information Agent/Depositary which demonstrates, to the satisfaction of the Purchaser, such person's status as an Assignee.

8. STATEMENT OF DESTROYED, LOST OR STOLEN CERTIFICATE(S). The Statement of Destroyed, Lost or Stolen Certificate(s) (the "Statement") has been prepared by the Purchaser without consultation with the Partnership or its General Partner. Accordingly, there can be no assurance that the Statement will be acceptable to the Partnership. In the event that the Statement will be rejected by the Partnership, the Purchaser reserves the right to reject and not pay for any applicable Units. As a result, Unitholders who are unable to locate their Certificates may desire to contact the Partnership directly in order to obtain replacement Certificates or otherwise comply with such procedures as may have been adopted by the Partnership. If you are unable to locate your Certificates, then, subject to the foregoing, you may complete and sign the Statement set forth in the Assignment of Limited Partnership Units.




                          FOR INFORMATION PLEASE CALL:

                             THE HERMAN GROUP, INC.
                       2121 San Jacinto Street, 26th Floor
                               Dallas, Texas 75201
                             (800) 992-6211 - Phone
                              (214) 999-9323 - Fax
                                       or
                              (214) 999-9348 - Fax